SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENT
SUBSEQUENT EVENT

20. SUBSEQUENT EVENT

Special Cash Dividend

In March 2026, the Company’s board of directors approved a special cash dividend of US$0.02 per ordinary share, or US$0.10 per ADS, to holders of ordinary shares and holders of ADSs as of the close of business on April 17, 2026 New York Time, to be paid in U.S. dollars. The aggregate amount of the special dividend is approximately US$5.1 million. The payment date is expected to be on or around May 8, 2026 and May 15, 2026 for holders of ordinary shares and holders of ADSs, respectively.